SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ALPINE 4 TECHNOLOGIES LTD.

(Name of the Registrant as Specified in Its Charter)

N/A

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ALPINE 4 TECHNOLOGIES LTD.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY 5, 2021

_____________________________________________

TO OUR STOCKHOLDERS:

You are cordially invited to attend the 2020 annual meeting of stockholders of Alpine 4 Technologies Ltd., a Delaware corporation (the “Company”), to be held at 10:00 a.m., Mountain Standard Time, on Friday, February 5, 2021. As a result of the public health and travel risks and concerns due to COVID-19, this year’s meeting will be a virtual meeting via live webcast on the internet. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting ____________________.

You will not be able to attend the annual meeting in person.

Details regarding the annual meeting, the business to be conducted at the annual meeting, and information about the Company that you should consider when you vote your shares are described in this proxy statement.

At the annual meeting, seven persons will be elected to our Board of Directors. In addition, we will ask stockholders approve the following proposals:

1.To elect four Directors: Kent B. Wilson, Scott Edwards, Charles Winters, and Ian Kantrowitz, each to serve until the next annual meeting of the shareholders or until a successor has been elected and qualified;

2.To ratify the appointment of Malone Bailey LLP to serve as our independent registered public accountants for the fiscal year ending December 31, 2020 and 2021;

3.To authorize the Board of Directors to file an Amendment to the Company’s Certificate of Incorporation, as amended to date, to authorize a reverse stock split of the Company’s Class A, Class B, and Class C Common Stock, and to change the name of the Company to Alpine 4 Holdings, Inc. (“Amendment Option 1”); or

4.To authorize the Board of Directors to file an Amendment to the Company’s Certificate of Incorporation, as amended to date, to Authorize an increase in the authorized shares of Class A Common Stock of the Company, and to change the name of the Company to Alpine 4 Holdings, Inc. (“Amendment Option 2”);

5.To approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement;

6.To consider and vote upon an advisory, non-binding proposal with respect to the frequency that stockholders will vote on our executive compensation, and;

7.To transact such other business as may properly come before the Annual Meeting, or any postponement(s) or adjournment(s) thereof.

The Board of Directors recommends the approval of each of the proposals. Such other business will be transacted as may properly come before the annual meeting.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either during the annual meeting or by proxy. You may vote over the Internet or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of the Company. We look forward to seeing you at the annual meeting.

By Order of the Board of Directors,

Phoenix, Arizona	/s/ Kent B. Wilson
January 4, 2021	Kent B. Wilson
Chief Executive Officer

PROXY STATEMENT

FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS
FEBRUARY 5, 2021

SOLICITATION, EXERCISE AND REVOCATION OF PROXIES

The accompanying proxy is solicited by and on behalf of the Board of Directors (the “Board”) of Alpine 4 Technologies Ltd., a Delaware corporation (the “Company”) to be voted at the 2020 Annual Meeting to be held on Friday, February 5, 2021, at 10:00 a.m. Mountain Standard Time, and any and all adjournment(s) or postponement(s) thereof, as a virtual meeting via live webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting _____________ and entering the control number included in the Notice of Internet Availability or proxy card that you receive.

Purpose of the Annual Meeting

The Proposals to be voted on at the Annual Meeting are the following:

1.To elect four Directors: Kent B. Wilson, Scott Edwards, Charles Winters, and Ian Kantrowitz, each to serve until the next annual meeting of the shareholders or until a successor has been elected and qualified;

2.To ratify the appointment of Malone Bailey LLP to serve as our independent registered public accountants for the fiscal year ending December 31, 2020 and 2021;

3.To authorize the Board of Directors to file an Amendment to the Company’s Certificate of Incorporation, as amended to date, to Authorize a reverse stock split of the Company’s Class A, Class B, and Class C Common Stock, and to change the name of the Company to Alpine 4 Holdings, Inc. (“Amendment Option 1”);

4.To authorize the Board of Directors to file an Amendment to the Company’s Certificate of Incorporation, as amended to date, to Authorize an increase in the authorized shares of Class A Common Stock of the Company, and to change the name of the Company to Alpine 4 Holdings, Inc. (“Amendment Option 2”);

5.To approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement;

6.To consider and vote upon an advisory, non-binding proposal with respect to the frequency that stockholders will vote on our executive compensation, and;

7.To transact such other business as may properly come before the Annual Meeting, or any postponement(s) or adjournment(s) thereof.

In addition to the original solicitation by mail or through the Internet, certain of the Company’s officers, directors and employees (who will receive no compensation in addition to their regular salaries) may solicit proxies by telephone or in person. The Company has not specially engaged employees or solicitors for proxy solicitation purposes. All expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of Common Stock, will be borne by the Company.

You may vote at the Annual Meeting, if you wish, even though you have previously mailed in your proxy or voted via telephone or the Internet, as set forth in more detail in this Proxy Statement. This Proxy Statement and the accompanying proxy are being made available to the Company’s stockholders via the Internet on or about January ___, 2021, and are being filed with the Securities and Exchange Commission on or about such date. The proxy solicitation materials will also be first mailed on or about January ___, 2021, to all stockholders entitled to vote at the Annual Meeting.

Unless otherwise indicated, “Alpine 4,” the “Company,” “we,” “us” and “our” shall refer to Alpine 4 Technologies Ltd.

The persons named as proxies, Kent B. Wilson and Charles Winters, were designated by the Board. All properly executed proxies will be voted (except to the extent that authority has been withheld) and where a choice has been specified by the stockholder as provided in the proxy it will be voted in accordance with the specifications so made. Proxies submitted without specification will be voted FOR the election of each of the four nominees to serve as directors on our Board listed in the Proxy Statement; FOR the ratification of the appointment of Malone Bailey LLP to serve as our independent registered public accountants for the years ending December 31, 2020 and 2021; FOR Amendment Option 1 (to authorize the reverse stock split of the Company’s Common Stock and the name change); FOR Amendment Option 2 (to authorize the increase in authorized Class A Common Stock and the name change); FOR the non-binding advisory vote to approve the compensation of our named executive officers; and FOR the “Three Years” option with respect to the advisory proposal on the frequency of the vote on executive compensation.

Any stockholder may revoke a proxy at any time before it is voted at the meeting by a proxy bearing a later date. A proxy may also be revoked by any stockholder delivering a written notice of revocation to the Secretary of the Company at 2525 E Arizona Biltmore Circle, Suite 237, Phoenix AZ 85016, Attn: Corporate Secretary, or by voting in person at the Annual Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Voting Securities

The holders of shares of our Class A, Class B, and Class C Common Stock (collectively, the “Common Stock”) are entitled to vote on all matters that properly come before the Annual Meeting.  The Class B Common Stock and the Class C common stock vote with our Class A Common Stock.

The record date (the “Record Date”) for the vote on the Amended Certificate, the Reverse Split, and the Name Change was January 7, 2021.  As of the Record Date, we had authorized capital stock of 125,000,000 shares of our Class A Common Stock, $0.0001 par value; 10,000,000 shares of our Class B Common Stock, $0.0001 par value; and 15,000,000 shares of our Class C Common Stock, $0.0001 par value.  As of the Record Date, there were 124,999,995 shares of Class A common stock issued and outstanding; 9,023,088 shares of Class B common stock issued and outstanding; and 14,147,267 shares of Class C common stock issued and outstanding.

As such, the holders of the outstanding Class B Common Stock will be entitled to a total of 90,230,880 votes on all matters properly brought before the Annual Meeting.  The holders of the outstanding Class C will be entitled to a total of 70,736,335 votes on all matters properly brought before the Annual Meeting.

Additionally, there were 5 shares of our Series B Preferred Stock outstanding, held by members of the Company’s Board of Directors. All of the shares of Series B Preferred Stock together have voting power equal to 200% of the total voting power of all other Classes or series of outstanding shares, and each share of Series B Preferred Stock has a fractional portion of that aggregate vote.

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for or withheld for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, VStock Transfer LLC, or you have stock certificates registered in your name, you may vote:

•By Internet. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote by Internet.

•By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•During the meeting. If you attend the meeting by visiting www._________________/______________, you may vote and submit questions during the annual meeting (have your Notice or proxy card in hand when you visit the website).

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Standard Time on February 4, 2021. Telephone and Internet voting facilities for beneficial holders will be available 24 hours a day and will close at 11:59 p.m. Eastern Standard Time on February 4, 2021.

If, as of the Record Date, you are a beneficial owner whose shares of Common Stock are held in “street-name” by a bank, broker or other record holder, please refer to your voting instructions card and other materials forwarded by the record holder for information on how to instruct the record holder to vote on your behalf.

If you are a registered holder and vote by proxy, the individuals named on the enclosed proxy card will vote your shares of Class A, Class B, or Class C Common Stock in the way that you indicate. When completing the proxy card, you may specify whether your shares of Class A, Class B, or Class C Common Stock should be voted for or against or to abstain from voting on all, some or none of the matters presented at the Annual Meeting.

If you do not indicate how your shares of Common Stock should be voted on a matter, the shares of Common Stock represented by your properly submitted proxy will be voted as the Board recommends. If you choose to vote by mailing a proxy card, your proxy card must be filed with the Corporate Secretary prior to or at the commencement of the Annual Meeting.

Registered holders who vote by sending in a signed proxy will not be prevented from attending the Annual Meeting and voting in person. You have the right to revoke a proxy at any time before it is exercised by (a) executing and returning a later dated proxy, (b) giving written notice of revocation to the Company’s Corporate Secretary at 2525 E Arizona Biltmore Circle, Suite 237, Phoenix AZ 85016, or (c) attending the Annual Meeting and voting in person.  In order to attend the Annual Meeting and vote in person, a beneficial holder whose shares are held in “street name” by a bank, broker or other record holder must follow the instructions provided by the record holder for voting in person at the Annual Meeting. The beneficial holder also must obtain from the record holder and present at the Annual Meeting a written proxy allowing the beneficial holder to vote the shares of Common Stock in person.

IT IS IMPORTANT THAT PROXIES BE SUBMITTED PROMPTLY. THEREFORE, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD, OR SUBMIT THEIR VOTE VIA TELEPHONE OR THE INTERNET, AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

If you receive more than one proxy card because your shares are registered in different names or at different addresses, please provide voting instructions for all proxy cards you receive so that all of your shares of Common Stock will be represented at the Annual Meeting. The Company is delivering Proxy Statements and Annual Reports to those stockholders who have requested physical delivery of the Proxy Statement and related materials and who are sharing an address unless it receives contrary instructions from one or more of the stockholders. If you are a stockholder residing at a shared address and would like to request an additional copy of the Proxy Statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the Proxy Statement or Annual Report if you are currently receiving multiple copies), please send your request to the Company, Attn: Corporate Secretary at the address noted above or call us at 480-702-2431.

Record Date, Quorum and Voting Requirements

Record Date

To be able to vote, you must have been a stockholder as of the Record Date, January 7, 2021. As of the Record Date, there were 124,999,995 shares of Class A common stock issued and outstanding; 9,023,088 shares of

Class B common stock issued and outstanding; and 14,147,267 shares of Class C common stock issued and outstanding.  Additionally, there were 5 shares of our Series B Preferred Stock outstanding, held by members of the Company’s Board of Directors.  Each share of Class A Common Stock is entitled to one (1) vote; each share of Class B Common Stock is entitled to ten (10) votes; and each share of Class C Common Stock is entitled to five (5) votes.  As noted, of the shares of Series B Preferred Stock together have voting power equal to 200% of the total voting power of all other Classes or series of outstanding shares, and each share of Series B Preferred Stock has a fractional portion of that aggregate vote.

Quorum

For business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, either in person or by proxy, of holders of shares of the Company’s Class A, Class B, and Class C Common Stock entitled to vote and representing at least a majority of the Company’s outstanding voting power will constitute a quorum for the transaction of business. Accordingly, shares representing at least 62,457,072 Class A shares, 4,511,545 Class B shares, and 5,786,134 Class C shares must be present in person or by proxy at the Annual Meeting. Abstentions will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Required Vote

For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who vote for or against, abstain or withhold their vote from a matter are considered stockholders who are present and entitled to vote and count toward the quorum. The effect of proxies marked “withheld” as to any director nominee or “abstain” as to a particular proposal is discussed under each respective proposal below.

Proposal One: Election of Directors. Our directors will be elected by a plurality of votes cast at the Annual Meeting.  This means that the four nominees for director who receive the most votes will be elected.  Only votes “for” or “against” affect the outcome. Abstentions are not counted for the purposes of election of directors. Should any nominee(s) become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person(s) as may be designated by our Board or for such lesser number of nominees as may be prescribed by the Board. Votes cast for the election of any nominee who has become unavailable will be disregarded.

Proposal Two: Ratification of Malone Bailey LLP as our Independent Registered Public Accountants. Ratification of Malone Bailey requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Proposal Three: Authorization of Amendment Option 1, to effectuate a reverse stock split of the Class A, Class B, and Class C Common Stock, and change the name of the Company.  Ratification of Amendment Option 1 requires the affirmative votes of the majority of each of Class A, Class B, and Class C Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

Proposal Four: Authorization of Amendment Option 2, to authorize an increase in the shares of Class A Common Stock and change the name of the Company. Ratification of Amendment Option 2 requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Proposal Five: Advisory Vote on Executive Compensation.  An advisory, non-binding resolution to approve executive compensation as described in this Proxy Statement.  The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of this non-binding resolution.  While this vote is required by law, it will neither be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board.

Proposal Six: Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation. An advisory, non-binding vote with respect to the frequency that stockholders will vote on our executive compensation.

Generally, approval of any matter presented to stockholders requires the affirmative vote of a majority of the votes cast.  However, because this vote is advisory and non-binding, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the Company’s stockholders.  While this vote is required by law, it will neither be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board.  Although this vote is not binding, the Board will take into account the outcome of this vote in making a determination on the frequency that advisory votes on executive compensation will be included in our proxy statements.

Other Matters. For each other matter brought before the stockholders at the Annual Meeting for a vote, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for approval. If you are present at the Annual Meeting but do not vote on any of these proposals, or if you have given a proxy and abstain on any of these proposals, this will have the same effect as if you voted against the proposal. If there are broker non-votes on the issue, the shares not voted will have no effect on the outcome of the proposal.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, located at 2525 E Arizona Biltmore Circle, Suite 237, Phoenix AZ 85016, Attn: Corporate Secretary, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Stockholder Proposals for 2021 Annual Meeting of Stockholders

Any stockholder desiring to submit a proposal for action at the 2021 annual meeting of stockholders and presentation in the Company’s proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company’s offices, 2525 E Arizona Biltmore Circle, Suite 237, Phoenix AZ 85016.  The deadline for submittal of stockholder proposals for the next regularly scheduled annual meeting will be not less than 120 calendar days before the date of the company's proxy statement released to shareholders in connection with the previous year's annual meeting.  A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a−8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.

Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

Additionally, under Rule 14a-4, as promulgated under the Exchange Act, if a stockholder fails to notify the Company of a proposal at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors currently consists of four directors.  As of the date of this Proxy Statement, our directors were Kent B. Wilson, Charles Winters, Scott Edwards, and Ian Kantrowitz.  Management has nominated Kent B. Wilson, Charles Winters, Scott Edwards, and Ian Kantrowitz to serve as the Directors.  The term of the Directors who are elected at the Annual Meeting will expire at the next annual meeting of our stockholders, or at such time as their successors are elected and qualified.

It is intended that shares represented by the proxies will be voted FOR the election to the Board of the persons named below unless authority to vote for nominees has been withheld in the proxy. Proxies marked “withheld” as to one or more of the nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action. Although each of the persons named below has consented to serve as a director if elected and the Board has no reason to believe that any of the nominees named below will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board.

The following lists the three nominees for election as directors at the Annual Meeting and the four directors of our Company whose term of office will continue after the Annual Meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our Board. The number of shares of our Class A and Class B Common Stock beneficially owned by each director, as of January 7, 2021, the Record Date, is set forth in this proxy statement under the caption “Beneficial Ownership of Securities.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Nominees for Election as Directors

As of the date of this Proxy Statement, the Directors of Alpine 4 were the following:

Name	Age	Board Member/Position
Kent B. Wilson	48	Director
Charles Winters	43	Chairman of the Board
Scott Edwards	65	Director
Ian Kantrowitz	40	Director

Biographical Information for Kent B. Wilson

Mr. Wilson serves as the Chief Executive Officer, Chief Financial Officer, and Secretary for the Company. Before being named CEO/President in June 2014, Mr. Wilson was the Chief Financial Officer of United Petroleum, Inc and was responsible for all of the company's financial and reporting operations, including end-to-end management of company's supply chain, and financial support systems.  In prior years he also served as the Chief Executive Officer of Crystal Technologies, Ltd a technology company serving both the automotive industry and the insurance industry.  Kent played a key and critical role in the development and deployment of a strategic web-based insurance platform for automobile dealerships.

Mr. Wilson earned his MBA from Northcentral University and considers himself a "University of Arizona Wildcat". He also spent 4 years studying at the University of Arizona before earning his undergraduate degree in Management from the University of Phoenix.

Mr. Wilson also serves on the Board of Directors for Restoration Ministries, dba Crossroads Youth Intervention, a faith-based organization dedicated to helping at risk children of the working poor in downtown Phoenix, Arizona.

Biographical Information for Charles Winters

Mr. Winters is an automotive executive with over 10 years of automotive dealership experience.  He is also a principal in several automotive dealerships and repair shops throughout the southwest.  Mr. Winters holds a Bachelor’s Degree in Economics from Auburn University.

Biographical Information for Scott Edwards

Mr. Edwards is automotive sales and marketing executive with over 19 years of experience in the automotive industry.  He currently represents a large national automotive franchise distributorship and has extensive knowledge of the inner workings of the retail and wholesale automotive market.

Biographical Information for Ian Kantrowitz

As Director of Investor Relations, Mr. Kantrowitz is accountable for creating and presenting a consistently applied investment message to our shareholders and the investment community on behalf of Alpine 4. Furthermore, he is responsible for monitoring and presenting management with the opinions of the investment community regarding the company's performance.

Prior to joining the Alpine 4 team, Mr. Kantrowitz was a project manager for two major homebuilders in Phoenix, AZ, Continental Homes and Engle Homes.  Mr. Kantrowitz has also been actively involved in the automotive industry where his in-depth knowledge of the auto industry lends a valuable perspective to our in-house product, 6thsenseauto. Additionally, he was a top performing banker for Wells Fargo Bank, ranked number 5 in the country.

Board Meeting and Attendance

During fiscal year 2020, our Board held four (4) meetings in person or by telephone. Members of our Board were provided with information between Board meetings regarding the Company’s operations and were consulted on an informal basis with respect to pending business.  Each director attended all of the Board meetings and the meetings held by all committees of our Board on which such director served during the year.

Director Independence

Alpine 4 is not required by any outside organization (such as a stock exchange or trading facility) to have independent directors.

Board Leadership Structure

We have chosen to split the roles of Chairman of the Board and Chief Executive Officer. Mr. Wilson serves as Chief Executive Officer while Mr. Winters is currently the non-executive Chairman of the Board. The Board believes that this structure is appropriate for the Company and provides the appropriate level of independent oversight necessary to ensure that the Board meets its fiduciary obligations to our stockholders, that the interests of management and our stockholders are properly aligned, and that we establish and follow sound business practices and strategies that are in the best interests of our stockholders.

Board’s Role in Risk Management

The Board provides oversight with respect to our management of risk, both as a whole and through its standing committees. The Board typically reviews and discusses with management at each of its regular quarterly meetings, information presented by management relating to our operational results and outlook, including information regarding risks related to our business and operations, as well as risks associated with the markets we serve. At least annually, the Board reviews and discusses an overall risk assessment conducted by management and the strategies and actions developed and implemented by management to monitor, control and mitigate such risks.

The Board of Directors does not have a separate Audit Committee or Compensation Committee, and as such, the Board of Directors as a whole performs the functions of an audit committee.  The Board also provides risk oversight, focusing in particular on financial and credit risk. The Board oversees the management of such risks, generally as part of its responsibilities related to the review of our financial results and our internal control over financial reporting, and specifically in connection with its consideration of particular actions being contemplated by us, such as financing activities. The Board, acting as a compensation committee, has responsibility for overseeing the management of risk related to our compensation policies and practices. The Board considers risks associated with our business in developing compensation policies and the components of our executive compensation program, and periodically reviews and discusses assessments conducted by management with respect to risk that may arise from our compensation policies and practices for all employees.

Committees of the Board

As noted above, the Board of Directors does not presently have any committees.  The Board anticipates forming an Audit Committee, a Compensation Committee, and a Nominating Committee, or committees performing similar functions, as operations develop. None of the Directors qualifies as an audit committee financial expert.

Nomination of Directors

Nominees for the Board at the Annual Meeting were recommended by our Board of Directors. In identifying potential nominees, the Board took into account such factors as it deemed appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management, director independence, and the need for specialized expertise.

The Board seeks to identify director nominees through a combination of referrals, including referrals provided by management, existing members of the Board and our stockholders, and direct solicitations, where warranted. Referrals of director nominees should be sent to the Board of Directors, c/o Chief Executive Officer, Alpine 4 Technologies Ltd., 2525 E Arizona Biltmore Circle, Suite 237, Phoenix, AZ 85016. All referrals will be compiled by the Chief Executive Officer and forwarded to the Board for their review and consideration. At a minimum, a recommendation should include the individual’s name, current and past business experience, professional affiliations, age, stock ownership in the Company, particular business qualifications, and such other information as the stockholder deems relevant to assist the Board in considering the individual’s potential service as a director.

Communications with the Board

Stockholders may communicate with the Board or any individual director by sending written communications addressed to the Board, or to the individual member of the Board, c/o Chief Executive Officer, Alpine 4 Technologies Ltd., 2525 E Arizona Biltmore Circle, Suite 237, Phoenix, AZ 85016.  All communications are compiled by the Chief Executive Officer and forwarded to the Board or the individual director(s) accordingly.

Code of Ethics

We have adopted a Code of Business Conduct that applies to all of our directors, officers and employees, including our principal executive officer and principal financial officer. The Code of Business Conduct is posted on our website at www.alpine4.com/code-of-conduct/.

Director Attendance at Annual Meetings

Directors are encouraged to attend annual meetings of stockholders.

EXECUTIVE OFFICERS

Our current executive officers are as follows:

Name	Age	Officer/Position
Kent B. Wilson	48	President, Chief Executive Officer, Chief Financial Officer
Jeffrey Hail	58	Sr. Vice President

Biographical information for Mr. Wilson is included above.

Biographical Information for Jeff Hail

Jeff Hail is the Chief Operating Officer (COO) of Alpine 4 Technologies, Ltd. Raised and educated in Scottsdale, AZ; Mr. Hail earned his Bachelor of Science degree in Operations and Production Management from the W.P. Carey School of Business at Arizona State University.  Mr. Hail’s professional experience has been both in the government and private sector.  As a Buyer/Contract Officer with the Arizona Department of Transportation writing, awarding and administering highway services contracts.

In the private sector, Mr. Hail experienced success by starting a number of different companies and building them to be the leaders in their niche sectors from both electronics manufacturing to e-commerce.  As a result, he brings a broad-based experience level with the operational aspects of running a business in today’s realm.

All officers serve at the discretion of the Board.

Family Relationships

There are no family relationships among any of our directors and executive officers.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual compensation awarded to, earned by, or paid to the named executive officers for all services rendered in all capacities to us and our subsidiaries for the years ended December 31, 2019 and 2018:

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Nonequity Incentive Plan Compensation	Deferred Compensation Earnings	All Other Compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Kent B. Wilson, Chief Executive Officer	2019	200,000	0	9,750	0	0	0	0	209,750
	2018	200,000	0	44,200	0	0	0	0	244,200
Jeff Hail, Chief Operating Officer	2019	136,000	0	5,363	0	0	0	0	141,363
	2018	120,000	0	18,200	0	0	0	0	138,200

Outstanding Equity Awards

None

Director Compensation

The following table sets forth the amounts paid to the Company's directors for their service as directors of the Company during the year ended December 31, 2019.  Please note: the compensation of Mr. Wilson, who is also an executive officer of the Company, is set forth above.

Name	Fees earned or paid in cash	Stock awards	Option awards	Non-equity incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation	Total
	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Ian Kantrowitz	$0	7,150	$0	$0	$0	$0	$7,150
Charles Winters	$0	3,900	$0	$0	$0	$0	$3,900
Scott Edwards	$0	2,600	$0	$0	$0	$0	$2,600

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding beneficial ownership of Alpine 4 Class A, Class B, and Class C common stock and Series B Preferred Stock as of December 11, 2020, (i) by each person (or group of affiliated persons) who owns beneficially more than five percent of the outstanding shares of common stock, (ii) by each director and executive officer of Alpine 4, and (iii) by all of the directors and executive officers of Alpine 4 as a group.  The percentages are based on the following figures:

•124,999,995 shares of Class A common stock;

•9,023,088 shares of Class B common stock;

•14,147,267 shares of Class C common stock; and

•5 shares of Series B Preferred stock.

Except as otherwise noted, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Name and Address of beneficial owner (1); Class of Securities	Title/Class of Security	Number of Shares	Beneficial Ownership of Shares Listed	Votes	Total Voting Power (2)
Kent B. Wilson, Chief Executive Officer, Director (3)	CLASS A	2,016,890	1.61%	2,016,890
	CLASS B	3,285,449	36.41%	32,854,490
	CLASS C	1,290,169	9.12%	6,450,845
	B Preferred	2	40.00%	228,705,086
Total Votes				270,027,311	31.48%

Scott Edwards, Director (4)	CLASS A	252,000	0.20%	252,000
	CLASS B	350,000	3.88%	3,500,000
	CLASS C	600,200	4.24%	3,001,000
	B Preferred	1	20.00%	114,352,543
Total Votes				121,105,543	14.12%

Charles Winters, Director (5)	CLASS A	709,800	0.57%	709,800
	CLASS B	1,300,000	14.41%	13,000,000
	CLASS C	675,000	4.77%	3,375,000
	B Preferred	1	20.00%	114,352,543
Total Votes				131,437,343	15.32%

Ian Kantrowitz, Director (6)	CLASS A	847,371	0.68%	847,371
	CLASS B	1,499,429	16.62%	14,994,290
	CLASS C	1,009,738	7.14%	3,173,690
	B Preferred	1	20.00%	114,352,543
Total Votes				135,242,894	15.77%

Jeff Hail Chief Operating Officer (7)	CLASS A	541,000	0.43%	541,000
	CLASS B	1,124,211	12.46%	11,242,110
	CLASS C	788,000	5.57%	3,940,000
Total Votes				15,723,110	1.83%

As a Group	CLASS A	4,367,061	3.49%	4,367,061
5 PEOPLE	CLASS B	7,559,089	83.77%	75,590,890
	CLASS C	4,363,107	30.84%	21,815,535
	B Preferred	5	100.00%	571,762,714
Total Votes				673,536,200	78.53%

(1)	Except as otherwise indicated, the address of the stockholder is: Alpine 4 Technologies Ltd., 2525 E Arizona Biltmore Cir, Suite 237, Phoenix AZ 85016.

(2)

The Voting Power column includes the effect of shares of Class B Common Stock, Class C Common Stock, and Series B Preferred Stock held by the named individuals, as indicated in the footnotes below. Each share of Class B common stock has 10 votes.  Each share of Class C Common Stock has 5 votes. Collectively, all of the shares of Series B Preferred have voting power equal to 200% of the total voting power of all other Classes or series of outstanding shares. Each Series B Preferred share has a fractional portion of that aggregate vote.  The total voting power for each person is also explained in the footnotes below.

(3)

Mr. Wilson owned as of the Record Date 2,016,890 shares of Class A common stock; 3,285,449 shares of Class B Common Stock; 1,290,169 shares of Class C Common Stock, and 2 shares of Series B Preferred Stock, which represent an aggregate of 270,027,311 votes, or approximately 31.48% of the total voting power.

(4)

Mr. Edwards owned as of the Record Date 252,000 shares of Class A Common Stock; 350,000 shares of Class B Common Stock; 600,200 shares of Class C Common Stock, and 1 share of Series B Preferred Stock, which represent an aggregate of 121,105,543 votes, or approximately 14.12% of the voting power.

(5)

Mr. Winters owned as of the Record Date 709,800 shares of Class A Common Stock; 1,300,000 shares of Class B Common Stock; 675,000 shares of Class C Common Stock, and 1 share of Series B Preferred Stock, which represent an aggregate of 131,437,343 votes, or approximately 15.32% of the voting power.

(6)

Mr. Kantrowitz owned as of the Record Date 847,371 shares of Class A Common Stock; 1,499,429 shares of Class B Common Stock; 1,009,738 shares of Class C Common Stock, and 1 share of Series B Preferred Stock, which represent an aggregate of 135,242,894 votes, or approximately 15.77% of the voting power.

(7)

Mr. Hail owned as of the Record Date 541,000 shares of Class A Common Stock; 1,124,211 shares of Class B Common Stock; and 788,000 shares of Class C Common Stock, which represent an aggregate of 15,723,110 votes, or approximately 1.83% of the voting power.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Delinquent Section 16(a) Reports. Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Officers, directors and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of our knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended December 31, 2019, the following persons failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 2019:

Name and Principal Position	Number of Late Reports	Transactions not Reported in Timely Manner	Known Failures to File a Required Form
Kent Wilson, CEO, Director	1	1	None
Charles Winters, Director	0	1	1
Scott Edwards, Director	1	1	None
Ian Kantrowitz, Director	1	1	None

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

The Company had outstanding notes payable due to related parties totaling $341,820 at December 31, 2019.

In January 2020, five officers and directors of the Company converted $603,448 owed to them as salaries and commissions into 4,022,983 shares of the Company’s Class B Common stock. The conversion price was $0.15 per share, the closing price of the Company’s Class A common stock on January 7, 2020, which was when the individuals agreed with the Company to convert the amounts owing. The Class B common stock converts one share for one share into Class A common stock, so the Class A common stock market price was used as the conversion price.

LEGAL PROCEEDINGS.

From time to time, claims may be made against us in the ordinary course of business, which could result in litigation. Claims and associated litigation are subject to inherent uncertainties and unfavorable outcomes could occur, such as monetary damages, fines, penalties, or injunctions prohibiting us from selling one or more products or engaging in other activities. The occurrence of an unfavorable outcome in any specific period could have a material adverse effect on our results of operations for that period or future periods.  However, as of the date of this Annual Report, neither the Company nor any of our subsidiaries were a party to, nor are any of our property subject to, any legal proceedings which require disclosure pursuant to this item.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves, or in the past has served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our board of directors. As described above under “Management and Board of Directors – Compensation Committee” we currently have no compensation committee. During the last completed fiscal year, Mr. Wilson participated in deliberations of our board of directors concerning executive officer compensation.

Compensation Committee Report

As noted, we do not have a Compensation Committee. The Board of Directors has reviewed and discussed the executive compensation, as disclosed above, with management.  Based on this review and those discussions, the Board of Directors recommended that the executive compensation be included in this proxy statement.   The members of the Board of Directors conducting this review and making this recommendation are Mr. Wilson, Mr. Edwards, Mr. Winters, and Mr. Kantrowitz.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board has appointed Malone Bailey LLP (“Malone Bailey”), independent registered public accountants, to audit the financial statements of the Company for the fiscal years ending December 31, 2020 and 2021.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF MALONE BAILEY LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEARS ENDING DECEMBER 31, 2020 AND 2021.

FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Set below are aggregate fees billed by Malone Bailey for professional services rendered for the year ended December 31, 2019.

Audit Fees

The fees for the audit and review services billed by Malone Bailey for the period from January 1, 2019, to December 31, 2019, were $129,049.

Audit Related Fees

The fees for the audit related services billed by Malone Bailey for the period from January 1, 2019, to December 31, 2019, were $0.

Tax Fees

The fees for the tax related services billed by Malone Bailey for the period from January 1, 2019, to December 31, 2019, were $0.

Set below are aggregate fees billed by Malone Bailey for professional services rendered for the year ended December 31, 2018.

Audit Fees

The fees for the audit and review services billed by Malone Bailey for the period from January 1, 2018, to December 31, 2018 were $228,766.

Audit Related Fees

The fees for the audit related services billed by Malone Bailey for the period from January 1, 2018, to December 31, 2018 were $0.

Tax Fees

The fees for the tax related services billed by Malone Bailey for the period from January 1, 2018, to December 31, 2018 were $0.

Board Pre-Approval Policies and Procedures

Our Board’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm in accordance with applicable SEC rules. The Board of Directors generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management periodically report to the Board regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date.

We do not expect representatives of Malone Bailey LLP to be present at the Annual Meeting.

PROPOSAL 3

TO AUTHORIZE THE BOARD TO FILE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION, AS AMENDED TO DATE, TO AUTHORIZE A REVERSE STOCK SPLIT OF THE COMPANY’S CLASS A, CLASS B, AND CLASS C COMMON STOCK, AND TO CHANGE THE NAME OF THE COMPANY TO ALPINE 4 HOLDINGS, INC. (“AMENDMENT OPTION 1”).

General

On January 5, 2021, our board of directors approved two alternate amendments to the Company’s Amended and Restated Certificate of Incorporation, as amended to date (the “Certificate of Incorporation”).

The first form of amendment, referred to in this Proxy Statement as Amendment Option 1, would serve to effectuate a reverse split of the shares of Class A, Class B, and Class C Common Stock of the Company (the “Reverse Split”), and to change the name of the Company from Alpine 4 Technologies Ltd. to Alpine 4 Holdings, Inc. (the “Name Change”); and to file the Amended Certificate Amendment to reflect the Reverse Split and the Name Change. The Name Change is discussed below under the heading “Name Change.”

The second form of amendment, referred to in this Proxy statement as Amendment Option 2, which would serve to increase the number of authorized shares of the Company’s Class A Common Stock (the “Authorized Increase”) as well as the Name Change, is discussed below.

The Board seeks shareholder approval of both Amendment Option 1 and Amendment Option 2, to give the Board of Directors the flexibility to determine which of the two alternatives would be in the best interests of the Company and its shareholders.  The Board of Directors does not intend to exercise both Amendment Option 1 and Amendment Option 2. In other words, the Board of Directors does not intend to effectuate both the Reverse Split and the Authorized Increase.

Amendment Option 1

Amendment Option 1 is an amendment (the “Reverse Split Amended Certificate”) to the Company’s Amended and Restated Certificate of Incorporation, as amended to date (the “Certificate of Incorporation”), to effectuate a reverse split of the shares of Class A, Class B, and Class C Common Stock of the Company at a ratio of not less than 1-for-1.5 and not greater than 1-for-3, such ratio to be determined by the Company’s Board of Directors (the “Reverse Split”) at any time before filing the amendment with the State of Delaware (the “Reverse Split Amended Certificate”); to change the name of the Company from Alpine 4 Technologies Ltd. to Alpine 4 Holdings, Inc. (the “Name Change”); and to file the Amended Certificate Amendment to reflect the Reverse Split and the Name Change. The Name Change is discussed below under the heading “Name Change.”

Effecting the Reverse Split requires that ARTICLE IV of our Articles of Incorporation be amended to include a reference to the Reverse Split. The additional text added to ARTICLE IV is included in the Reverse Split Amended Certificate, which is attached as Appendix A to this Proxy Statement. If Amendment Option 1 is approved and if the Board determines that Amendment Option 1 is in the best interests of the Company and its shareholders, the Board will file the Reverse Split Amended Certificate with the Delaware Secretary of State, and the Board anticipates that the Reverse Split Amended Certificate, as well as the Reverse Split and the Name Change, will be effective upon its filing.

One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our Class A, Class B, and Class C Common Stock. Except for de minimis adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our Class A , Class B, and Class C Common Stock outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares of Class A , Class B, and Class C Common Stock would not be affected by the Reverse Split. The table below sets forth the number of shares of our Class A , Class B, and Class C Common Stock outstanding before and after the Reverse Split based on the shares of Common Stock outstanding as of the Record Date.

	Prior to the Reverse Split	Assuming a one-for-1.5 Reverse Split	Assuming a one-for-two Reverse Split	Assuming a one-for-three Reverse Split
Aggregate Number of Shares of Class A Common Stock	124,999,995	83,333,330	62,499,998	41,666,665
Aggregate Number of Shares of Class B Common Stock	9,023,088	6,015,392	4,511,544	300,770
Aggregate Number of Shares of Class C Common Stock	14,147,267	9,431,512	7,073,634	4,715,756

In the event that the reverse split is effectuated, the Reverse Split Amended Certificate will not change the authorized number or the par value of our Class A, Class B, and Class C Common Stock. The Amendment will have no effect on our issued or authorized Preferred Stock. The Reverse Split will result in additional authorized but unissued shares of our Class A, Class B, and Class C Common Stock which will become available to be issued by the Board in its business judgment for all corporate purposes. In this respect, the remaining authorized shares of Class A, Class B, and Class C Common Stock, and our shares of Preferred Stock may be used for various purposes, including, without limitation, raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, establishing strategic relationships with other companies and expanding our business through the acquisition of other businesses or products. We do not currently have any plans, proposals or arrangements to issue any of the newly available authorized shares that result from the Reverse Split for any purposes.

Reasons for the Reverse Split

The reasons for up listing to a National Exchange and a Reverse Split are various and wide.  However, our Board of Directors believes that none of these reasons is more important than the ability to enhance our business model of DSF and to grow shareholder value. There are numerous businesses in the United States that could fit into our DSF business model; however, our Board has found that it is difficult to effectuate M&A transactions while listed on the OTCQB.  It is our Board’s belief that Alpine 4 will grow into a larger and more diverse company with a corresponding growth in revenues if we have the focused attention and access to capital that is more available to companies trading on a national exchange.

There can be no assurances that our revenue base will increase, or that we will cause an application to be filed to list our Class A Common Stock for trading on any national exchange, or if we do so, that our application will be accepted, despite the Reverse Split.  However, our Board believes that history shows that the likelihood of success is high. The market price of our Class A Common Stock is also based on factors which may be unrelated to the number of shares outstanding. These factors include performance, general economic and market conditions and other factors, many of which are beyond our control.

Our Board also has confidence that the Reverse Split and any resulting increase in the per share price of our Class A Common Stock should enhance the acceptability and marketability of our Class A Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Class A Common Stock, although we have not been told by them that is the reason for not investing in our Class A Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Class A Common Stock. The anticipated Reverse Split is not expected to be in connection with a going private transaction.

We cannot assure you that the Board will ultimately determine to effect the Reverse Split or if effected, that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you, that the market price of our Class A Common Stock will not decrease to its pre-split level, or that our market capitalization will be equal to the market capitalization before the Reverse Split.

Potential Disadvantages of the Reverse Split

As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our Class A Common Stock by a factor of between 1.5 and 3, depending on the ultimate ratio selected by our Board of Directors. We cannot assure you, however, that the Reverse Split will accomplish the market price objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of Class A Common Stock will increase the market price of our Class A Common Stock, we cannot assure you that the Reverse Split will increase the market price of our Class A Common Stock by permanent increase in the market price of our Class A Common Stock. The price of our Class A Common Stock is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our stock capitalization could be reduced.

The number of shares held by each individual stockholder would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. This has a disadvantage inasmuch as the transaction costs to stockholders selling “odd lots” are typically higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

Although our Board believes that the decrease in the number of shares of our Class A Common Stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our Class A Common Stock could encourage interest in our Class A Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Effecting the Reverse Split

If Amendment Option 1 is approved, and if our Board concludes that it is in the best interests of our Company and our stockholders to effect the Reverse Split, the Reverse Split Amended Certificate will be filed with the Secretary of State of the State of Delaware. The actual timing of the filing of the Amended Certificate with the Secretary of State of the State of Delaware to effect the Reverse Split will be determined by our Board. In addition, if for any reason our Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Reverse Split Amended Certificate, without further action by our stockholders. The Reverse Split will be effective as of the date of filing with the Secretary of State of the State of Delaware or at such time and date as specified in the Reverse Split Articles of Amendment (the “Effective Time”).

Upon the filing of the Reverse Split Amended Certificate, without further action on our part or our stockholders, the outstanding shares of Class A, Class B, and Class C Common Stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of Class A, Class B, and Class C Common Stock based on a Reverse Split ratio as determined by the Board. For example, if you presently hold 300 shares of our Class A Common Stock, you would hold 150 shares of our Class A Common Stock following the Reverse Split if the ratio is one-for-two.

Application for FINRA Approval

In order the implement the Reverse Split and the Name Change (collectively, the “Corporate Action”), the Company has made application with FINRA to process the Corporate Action. FINRA can choose not to process the Corporate Action pursuant to FINRA Rule 6490.

New Common Stock certificates will not be issued on or after the date that FINRA processes the Reverse Split (the “Effective Date”) but may be issued subsequently with respect to any certificates returned to the transfer agent upon a sale, exchange, or for any other purpose following the implementation of the Reverse Split. No fractional shares will be issued in connection with the Reverse Split. Any fractional share will be rounded up to the next whole share in such a manner that every stockholder shall own at least 1 share as a result of the Reverse Split.

The Company’s Common Stock is currently quoted the OTC Market under the symbol “ALPP.” On the Effective Date of the Reverse Split, FINRA will change our symbol from “ALPP” to “ALPPD” for a period of twenty (20) business days to indicate to the brokerage and investment community that the Reverse Split has occurred, following which our symbol will be “ALPP” once again.

Effect on Outstanding Shares, Options and Certain Other Securities

If the Reverse Split is implemented, the number of shares our Class A, Class B, and Class C Common Stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our Class A, Class B, and Class C Common Stock owned by each stockholder will remain unchanged except for any de minimis change resulting from rounding up to the nearest number of whole shares so that we are not obligated to issue cash in lieu of any fractional shares that such stockholder would have received as a result of the Reverse Split. The number of shares of our Class A Common Stock that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our Class A Common Stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

Effect on Registration and Stock Trading

Our Class A Common Stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act.  Neither the registration of our Class A Common Stock pursuant to the Exchange Act nor our reporting obligations will be affected by the Reverse Split.

Fractional Shares; Exchange of Stock Certificates

Our Board does not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of Class A, Class B, and Class C Common Stock they hold before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of Class A Common Stock as rounded up to the nearest whole share. For example, if a stockholder holds 150.25 shares of Class A Common Stock following the Reverse Split, that stockholder will receive a certificate representing 151 shares of Class A Common Stock. No stockholders will receive cash in lieu of fractional shares.

As of the Record Date, we had 378 holders of record of our Class A Common Stock (although we have significantly more beneficial holders). We do not expect the Reverse Split and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.

On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Split shares only by sending VStock Transfer, as the exchange agent, the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s).

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees. Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Authorized Shares

If the Reverse Split is implemented, the Reverse Split would have no effect on the amount of the Company’s authorized stock, which would remain: 125,000,000 shares of authorized Class A Common Stock having a par value of $0.0001; 10,000,000 shares of Class B common stock; 15,000,000 shares of Class C common stock; and 5,000,000 shares of authorized Preferred Stock having a par value of $0.0001.

In accordance with our Certificate of Incorporation, as amended to date, and Delaware law, our shareholders do not have any preemptive rights to purchase or subscribe for any of our unissued or treasury shares.

Anti-Takeover and Dilutive Effects

The purpose of not reducing our authorized Class A, Class B, and Class C Common Stock in connection with the Reverse Split is to facilitate our ability to raise additional capital to support our operations, not to establish any barriers to a change of control or acquisition of our Company. The shares of Class A, Class B, and Class C Common Stock that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private refinancings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Reverse Split would give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or the rules of the Exchanges. The Reverse Split is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued Common Stock to impede a takeover attempt. There are no current plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

In addition, the issuance of additional shares of Class A Common Stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding Class A Common Stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in us. Holders of our Class A Common Stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.

Accounting Consequences

As of the Effective Time, the stated capital attributable to Class A, Class B, and Class C Common Stock on our balance sheet will be lowered and additional paid in capital will be increased by the effect of the Reverse Split. Reported per share net income or loss will be higher because there will be fewer shares of our Class A, Class B, and Class C Common Stock outstanding.

Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our Class A Common Stock. This summary addresses the tax consequences only to a beneficial owner of our Class A Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons that may be subject to special treatment under U.S. federal income tax law or persons that do not hold our Class A Common Stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split. All shareholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Split.

No gain or loss should be recognized by a shareholder upon the exchange of pre-Reverse Split shares for post-Reverse Split shares. The aggregate tax basis of the post-Reverse Split shares will be the same as the aggregate tax basis of the pre-Reverse Split shares exchanged in the Reverse Split. A shareholder’s holding period in the post-Reverse Split shares will include the period during which the shareholder held the pre-Reverse Split shares exchanged in the Reverse Split.

The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder. Each shareholder is urged to consult with such shareholder’s own tax advisor with respect to the tax consequences of the Reverse Split.

NAME CHANGE

Additionally, if Amendment Option 1 is approved and if the Board of Directors elects to file the Reverse Split Amended Certificate, the Reverse Split Amended Certificate when effective also will amend our Certificate of Incorporation to effect the Name Change.

Purpose of the Name Change

As the Company has grown and progressed through acquisitions of our subsidiaries, the Company’s focus has broadened beyond that of a technology company. As such, the Company’s Board of Directors believes that changing the name of the Company will more accurately describes the Company’s plans and services, as well as identifying the Company as the parent and holding company.  Our corporate strategy will continue with our acquisition and holding strategy of existing companies with revenues and positive cash flow.  For these reasons, we have proposed to change our name to “Alpine 4 Holdings, Inc.”  Under Delaware law, the Name Change requires an amendment to our corporate charter.

Our new name will become effective upon the filing of the Amended Certificate with the Delaware Secretary of State. The change in corporate name will not affect the validity or transferability of stock certificates presently outstanding. Shareholders should keep the certificates they now hold, which will continue to be valid, and should not send them to us or our transfer agent.

Our Class A common stock is currently quoted on the Over-the-Counter Bulletin Board, and pursuant to Rule 10b-17 of the Securities Exchange Act of 1934 the Name Change will require approval by FINRA in order for it to be recognized for trading purposes. We expect to receive FINRA’s approval for the Name Change prior to the effective date, although there can be no guarantee that FINRA will approve the Name Change prior to the effective date. The Name Change will result in a change in our CUSIP number, although we do not plan to seek a change in our trading symbol. We will provide definitive information on the effective date and time of the Name Change in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission prior to the effective date of the Name Change.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE BOARD TO FILE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION, AS AMENDED TO DATE, TO AUTHORIZE A REVERSE STOCK SPLIT OF THE COMPANY’S CLASS A, CLASS B, AND CLASS C COMMON STOCK, AND TO CHANGE THE NAME OF THE COMPANY TO ALPINE 4 HOLDINGS, INC. (“AMENDMENT OPTION 1”).

PROPOSAL 4

TO AUTHORIZE THE BOARD OF DIRECTORS TO FILE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED TO DATE, TO AUTHORIZE AN INCREASE IN THE AUTHORIZED SHARES OF CLASS A COMMON STOCK OF THE COMPANY, AND TO CHANGE THE NAME OF THE COMPANY TO ALPINE 4 HOLDINGS, INC. (“AMENDMENT OPTION 2”).

Amendment Option 2 would serve to increase the number of authorized shares of the Company’s Class A Common Stock (the “Authorized Increase”) as well as the Name Change, is discussed below.

As noted above, the Board seeks shareholder approval of both Amendment Option 1 (discussed above) and Amendment Option 2 (discussed below), to give the Board of Directors the flexibility to determine which of the two alternatives would be in the best interests of the Company and its shareholders.  The Board of Directors does not intend to exercise both Amendment Option 1 and Amendment Option 2. In other words, the Board of Directors does not intend to effectuate both the Reverse Split and the Authorized Increase.

Amendment Option 2

Amendment Option 2 is an amendment (the “Authorized Increase Amended Certificate”) to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s Class A Common Stock from 125,000,000 shares to 195,000,000 shares (the “Authorized Increase”), to effectuate the Name Change, and to file the Authorized Increase Amended Certificate to reflect the Authorized Increase and the Name Change.

Effecting the Authorized Increase requires that ARTICLE IV of our Articles of Incorporation be amended to change the number of shares of our Class A Common Stock that we are authorized to issue. The revised ARTICLE IV is included in the Authorized Increase Amended Certificate, which is attached as Appendix B to this Proxy Statement.

If Amendment Option 2 is approved by the shareholders and if the Board of Directors elects to file the Authorized Increase Amended Certificate, the Authorized Increase Amended Certificate will amend our Certificate of Incorporation to effect the Share Increase and the Name Change.

The Authorized Increase

On January 5, 2021, our board of directors approved, subject to stockholder approval, along with the Reverse Split Amended Certificate, the Authorized Increase Amended Certificate that will have the effect of increasing our authorized Class A Common Stock from 125,000,000 shares to 195,000,000 shares, as well as the Name Change.

Increase in Authorized Class A Common Shares

We currently have authorized capital stock of 125,000,000 shares of our Class A Common Stock, $0.0001 par value; 10,000,000 shares of our Class B Common Stock, $0.0001 par value; and 15,000,000 shares of our Class C Common Stock, $0.0001 par value.  As of the Record Date, there were 124,999,995 shares of Class A common stock issued and outstanding; 9,023,088 shares of Class B common stock issued and outstanding; and 14,147,267 shares of Class C common stock issued and outstanding.

When the Amendment is filed and the Share Increase becomes effective, our authorized shares of Class A Common Stock will increase from 125,000,000 shares to 195,000,000 shares.

When the Share Increase becomes effective, there will be no immediate change in the number of issued and outstanding common shares. Although the Share Increase would not have any immediate dilutive effect on the proportionate voting power or other rights of our existing stockholders, any future issuance of additional authorized shares of our common stock may, among other things, dilute the earnings per share of our common stock and the equity and voting rights of those holding our common stock at the time the additional shares are issued.

Purposes of the Increase in Authorized Shares

Having an increased number of authorized but unissued shares of our Class A Common Stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization. The newly authorized Class A Common Stock would be available for issuance from time to time as determined by our board of directors for any proper corporate purpose. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in our business and operations, and issuance as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets.

Accordingly, on November 27, 2020, our board of directors and the holders of a majority of the voting power of our voting stock approved the Amendment that will have the effect of increasing our authorized Class A Common Stock from 125,000,000 to 195,000,000 shares, and providing us with 70,000,000 additional shares of authorized Class A Common Stock. We believe this will place us in a better position to react quickly in response to corporate opportunities that may develop, be competitive with attracting highly skilled aerospace and drone employees for our newly acquired subsidiaries, Impossible Aerospace and Vayu (US), and to bring down debt. Notwithstanding the foregoing, as of the date of this Proxy Statement, we had no obligation to issue such additional shares, and there are no plans, proposals or arrangements currently contemplated by us that would involve the issuance of the additional shares to acquire another company or its assets, or for any other corporate purpose stated.

Potential Anti-Takeover Effects of the Increase in Capital Stock

Any additional issuance of Class A Common Stock could, under certain circumstances, have the effect of delaying or preventing a change in control of our company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control. Shares of common stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of our company by means of a tender offer, proxy contest, merger or otherwise. The ability of our board of directors to issue such additional shares of common stock could discourage an attempt by a party to acquire control of our company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of common stock to persons whose interests are aligned with that of our board of directors could make it more difficult to remove incumbent officers and directors from office, even if such change were to be favorable to stockholders generally.

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our board or contemplating a tender offer or other transaction for the combination of our company with another company), the Share Change Amendment was not proposed or adopted in response to any effort of which we are aware to accumulate shares of common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions having an anti-takeover effect to the board and our stockholders.

Our board believes that it is advisable and in the best interests of our company to have available additional authorized but unissued shares of Class A Common Stock in an amount adequate to provide for our future needs. The unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions. We have no present plans or commitments for the issuance or use of the proposed shares of common stock in connection with any financing.

Interests of Certain Persons in Matters to be Acted Upon

Except as disclosed elsewhere in this Proxy Statement, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

●	any director or officer of our Company,
●	any proposed nominee for election as a director of our Company, and
●	any associate or affiliate of any of the foregoing persons.

The stockholdings of our directors and officers are listed above in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE BOARD TO FILE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION, AS AMENDED TO DATE, TO AUTHORIZE AN INCREASE IN THE AUTHORIZED SHARES OF CLASS A COMMON STOCK OF THE COMPANY, AND TO CHANGE THE NAME OF THE COMPANY TO ALPINE 4 HOLDINGS, INC. (“AMENDMENT OPTION 2”).

PROPOSAL 5

ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION

The following proposal is an advisory, non-binding vote on the compensation of the Company’s Named Executive Officers, or a “Say-on-Pay” proposal, as required by Section 14A of the Securities Exchange Act, which was added by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and by rules of the SEC. The Company presents the resolution set forth below for approval by the stockholders.

We believe that our compensation policies and procedures are competitive, are focused on pay for performance principles and are strongly aligned with the long-term interests of our stockholders. In addition, our compensation programs are designed to reward our Named Executive Officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

We encourage you to closely review the compensation of our “Named Executive Officers” as described in this Proxy Statement under “Executive Compensation.” Stockholders are encouraged to read this section of the Proxy Statement, which discusses the compensation of our Named Executive Officers.

We seek to attract and retain experienced, highly qualified executives critical to the Company’s long-term success and enhancement of stockholder value.  The Board believes the Company’s compensation policies and procedures achieve this objective, and therefore recommend stockholders vote “FOR” the proposal.  Specifically, stockholders are being asked to approve the following:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, is hereby APPROVED.”

Because your vote is advisory, it will not be binding upon our Board and may not be construed as overruling any decision by the Board or create or imply any additional fiduciary duty by the Board. However, the Board and Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourage all stockholders to vote their shares in this manner.  The Board will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

THE BOARD RECOMMENDS A VOTE “FOR” THE NON-BINDING RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

PROPOSAL 6

ADVISORY VOTE ON FREQUENCY OF FUTURE STOCKHOLDER

VOTING ON EXECUTIVE COMPENSATION

Proposal 6 is an advisory, non-binding vote on the frequency of stockholder votes on executive compensation, or a “Say-on-Frequency” proposal, as required by Section 14A of the Securities Exchange Act, which was added by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and by rules of the SEC. We are asking our stockholders to vote upon a Say-on-Frequency vote at the Annual Meeting.

In Proposal 5, we asked our stockholders to vote on the compensation of the Company’s Named Executive Officers. Proposal 5 is commonly called a “say-on-pay” proposal. In Proposal 6, stockholders may cast an advisory, non-binding vote on how often the Company should include a say-on-pay proposal in its proxy materials for future annual stockholder meetings or other meetings of stockholders at which directors will be elected and for which the rules of the SEC require executive compensation disclosure pursuant to Item 402 of Regulation S-K. The vote on this proposal is not binding on the Company but will be considered by the Company as it administers its executive compensation program. Stockholders may vote for a frequency of say-on-pay votes of one, two, or three years, or may abstain from voting. The Board recommends that a non-binding advisory vote to approve the compensation of its executive officers as described in its annual proxy statements occur every three years. The Board believes that holding this vote every three years will be the most effective timeframe because it will provide the Board and the Compensation Committee with sufficient time to evaluate the results of a say-on-pay vote, engage with its stockholders following each such vote, if appropriate, to understand any concerns the Company’s shareholders may have, and to implement any changes they deem appropriate in response to the vote results.

Stockholders should note that their views on compensation are not binding on the Company. This vote also will not be binding on the Company’s Board of Directors and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board. The Board may, however, take into account the outcome of the vote when considering when to present stockholders with a resolution to approve executive compensation.

Stockholders may vote for a frequency of Say-on-Pay votes of one, two, or three years, or may abstain from voting.  Previously, the Stockholders of the Company approved a frequency of three years.  The Board recommends that the Stockholders again approve a frequency of three years.

While our executive compensation program is designed to promote a long-term connection between compensation and performance, our Board recognizes that executive compensation decisions and disclosures are made annually. However, after careful consideration, our Board of Directors believes the presentation of a resolution to approve the compensation of our executives should be presented to stockholders for an advisory vote every three years.

THE BOARD RECOMMENDS A VOTE FOR THE “THREE YEARS” OPTION WITH RESPECT TO THE ADVISORY PROPOSAL ON THE FREQUENCY OF THE STOCKHOLDERS’ VOTE ON EXECUTIVE COMPENSATION.

ANNUAL REPORT

The Company’s Annual Report on Form 10-K, including financial statements, for the fiscal year ended December 31, 2019, accompanies this Proxy Statement or is available via the Internet at www.sec.gov.

IN ADDITION, THE COMPANY WILL PROVIDE WITHOUT CHARGE, AT THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS, A COPY (WITHOUT EXHIBITS) OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017. REQUESTS SHOULD BE MAILED TO THE SECRETARY, ALPINE 4 TECHNOLOGIES LTD., 2525 E ARIZONA BILTMORE CIRCLE, SUITE 237, PHOENIX, AZ 85016.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

By Order of the Board of Directors,

ALPINE 4 TECHNOLOGIES LTD.

/s/ Kent B. Wilson

Chief Executive Officer

Phoenix, Arizona

January ___, 2021

APPENDIX A

REVERSE SPLIT AMENDED CERTIFICATE

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

ALPINE 4 TECHNOLOGIES LTD.

ALPINE 4 TECHNOLOGIES LTD., a corporation organized and existing under, and by virtue of, the General Corporation Law of the State of Delaware, hereby certifies that:

FIRST: The name of the Corporation is Alpine 4 Technologies Ltd. (the “Corporation”).

SECOND: The Corporation was originally incorporated under the name “ALPINE 4 INC.,” and the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 22, 2014.

THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions on January 5, 2021, amending the Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), to replace ARTICLE I with the following language:

ARTICLE I:  The name of the corporation is: Alpine 4 Holdings, Inc.

FOURTH: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions on January 5, 2021, amending the Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), to replace Section 1 of ARTICLE IV with the following language, and to add the new Section 2 below:

Section 1.  Authorized Shares. This Corporation is authorized to issue ONE HUNDRED TWENTY-FIVE MILLION (125,000,000) shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), TEN MILLION (10,000,000) shares of Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), FIFTEEN MILLION (15,000,000) shares of Class C Common Stock, par value $0.0001 per share (the “Class C Common Stock,” and together with the Class A Common Stock and the Class B Common Stock, the “Common Stock”), and FIVE MILLION (5,000,000) shares of Preferred Stock, par value $0.0001 per share. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of the Corporation, voting together as a single class.

Section 2.   Reverse Stock Split. Effective immediately upon the filing of this Certificate of Amendment of Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), each [                ] ([                ]) shares of Class A Common Stock then issued and outstanding, or held in the treasury of this corporation, immediately prior to the Effective Time, shall automatically be reclassified and converted into one (1) share of Class A Common Stock, without any further action by this corporation or the respective holders of such shares (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. A holder of Class A Common Stock who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split will receive one whole share of Class A Common Stock in lieu of such fractional share.”

FIFTH: Also pursuant to a resolution of the Board of Directors, thereafter this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted by the stockholders of the Corporation at a meeting of the stockholders on February 5, 2021, in accordance with the provisions of Sections 211 and 242 of the General Corporation Law of the State of Delaware.

SIXTH: All other provisions of the Amended and Restated Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, ALPINE 4 TECHNOLOGIES LTD. has caused this Certificate of Amendment to be signed by its Chief Executive Officer this ___ day of February, 2021.

ALPINE 4 TECHNOLOGIES LTD.

By:   /s/ Kent B. Wilson

Kent B. Wilson

Chief Executive Officer

APPENDIX B

AUTHORIZED INCREASE AMENDED CERTIFICATE

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

ALPINE 4 TECHNOLOGIES LTD.

ALPINE 4 TECHNOLOGIES LTD., a corporation organized and existing under, and by virtue of, the General Corporation Law of the State of Delaware, hereby certifies that:

FIRST: The name of the Corporation is Alpine 4 Technologies Ltd. (the “Corporation”).

SECOND: The Corporation was originally incorporated under the name “ALPINE 4 INC.,” and the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 22, 2014.

THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions on January 5, 2021, amending the Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), to replace ARTICLE I with the following language:

ARTICLE I:  The name of the corporation is: Alpine 4 Holdings, Inc.

FOURTH: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions on January 5, 2021, amending the Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), to replace Section 1 of ARTICLE IV with the following language:

Section 1.  Authorized Shares. This Corporation is authorized to issue ONE HUNDRED NINETY-FIVE MILLION (195,000,000) shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), TEN MILLION (10,000,000) shares of Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), FIFTEEN MILLION (15,000,000) shares of Class C Common Stock, par value $0.0001 per share (the “Class C Common Stock,” and together with the Class A Common Stock and the Class B Common Stock, the “Common Stock”), and FIVE MILLION (5,000,000) shares of Preferred Stock, par value $0.0001 per share. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of Common Stock of the Corporation, voting together as a single class.

FIFTH: Also pursuant to a resolution of the Board of Directors, thereafter this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted by the stockholders of the Corporation at a meeting of the stockholders on February 5, 2021, in accordance with the provisions of Sections 211 and 242 of the General Corporation Law of the State of Delaware.

SIXTH: All other provisions of the Amended and Restated Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, ALPINE 4 TECHNOLOGIES LTD. has caused this Certificate of Amendment to be signed by its Chief Executive Officer this ___ day of February, 2021.

ALPINE 4 TECHNOLOGIES LTD.

By:   /s/ Kent B. Wilson

Kent B. Wilson

Chief Executive Officer

ALPINE 4 TECHNOLOGIES LTD.

2525 E ARIZONA BILTMORE CIRCLE, SUITE 237

PHOENIX, AZ 85016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby nominates, constitutes and appoints each of Kent B. Wilson and Charles Winters as the attorney, agent and proxy of the undersigned (the “Proxies”), with full power of substitution, to vote all stock of Alpine 4 Technologies Ltd., which the undersigned is entitled to represent and vote at the Annual Meeting of Stockholders of the Company to be held Friday, February 5, 2020, at 10:00 a.m. Mountain Standard Time, and any and all adjournment(s) or postponement(s) thereof, as a virtual meeting via live webcast on the Internet, as fully as if the undersigned were present and voting at the meeting, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE DIRECTORS NAMED BELOW.

1.ELECTION OF DIRECTORS:

☐FOR all nominees listed below (except as marked to the contrary below)	☐WITHHOLD AUTHORITY To vote for all nominees listed below

Election of the following nominees as directors:  Kent B. Wilson, Charles Winters, Scott Edwards, Ian Kantrowitz

(Instructions:  To withhold authority to vote for any nominee, print that nominee’s name in the space provided below.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

2.RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS:

☐FOR	☐AGAINST	☐ABSTAIN

Ratification of the appointment of Malone Bailey LLP as the Company’s independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3.

3.           APPROVAL OF AMENDMENT OPTION 1, TO AUTHORIZE THE BOARD TO FILE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION, AS AMENDED TO DATE, TO AUTHORIZE A REVERSE STOCK SPLIT OF THE COMPANY’S CLASS A, CLASS B, AND CLASS C COMMON STOCK, AND TO CHANGE THE NAME OF THE COMPANY TO ALPINE 4 HOLDINGS, INC.

☐FOR	☐AGAINST	☐ABSTAIN

Approval of Amendment Option 1.

_______________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4.

4.           APPROVAL OF AMENDMENT OPTION 2, TO AUTHORIZE THE BOARD OF DIRECTORS TO FILE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED TO DATE, TO AUTHORIZE AN INCREASE IN THE AUTHORIZED SHARES OF CLASS A COMMON STOCK OF THE COMPANY, AND TO CHANGE THE NAME OF THE COMPANY TO ALPINE 4 HOLDINGS, INC.

☐FOR	☐AGAINST	☐ABSTAIN

Approval of Amendment Option 2.

_______________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 5.

5.           APPROVAL, BY NON-BINDING VOTE, OF EXECUTIVE COMPENSATION:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Approval, by non-binding vote, of executive compensation.

_______________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR 3 YEARS ON PROPOSAL 6

6.	RECOMMENDATION, BY NON-BINDING VOTE, ON THE FREQUENCY OF EXECUTIVE COMPENSATION VOTES:

☐ 1 YEAR	☐ 2 YEARS	☐ 3 YEARS	☐ ABSTAIN

Recommendation, by non-binding vote, on the frequency of executive compensation votes.

_______________

7.           In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, PROPOSAL 2, PROPOSAL 3,  PROPOSAL 4, AND PROPOSAL 5, AND FOR 3 YEARS ON PROPOSAL 6.

IMPORTANT – PLEASE SIGN, DATE AND RETURN PROMPTLY

DATED:

______________________________________, 2021

(Signature)

Please sign exactly as the name appears above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person

PLEASE SIGN THIS CARD AND RETURN PROMPTLY. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.